UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 13, 2018

LOEWS CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	1-6541	13‑2646102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

667 Madison Avenue, New York, N.Y.	10065‑8087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 521‑2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 13, 2018, the Board of Directors of Loews Corporation (the “Company”) approved certain amendments to, and the amendment and restatement of, the Company’s by-laws. Attached hereto as Exhibit 3.02 is a copy of the Company’s by-laws as amended and restated as of February 13, 2018.

The amendments were intended by the Board of Directors to clarify, update and modernize the Company’s by-laws. A description of each provision adopted or changed by amendment and, if applicable, the previous provision, is set forth below.

Definitions (Article 1).

Certain defined terms were added for ease of reference.

Stockholders (Article 2).

Place of Meetings (Section 2.1). This section was amended to give the Company the flexibility to hold virtual shareholder meetings, as permitted by the Delaware General Corporation Law. The Company’s previous by-law provided for in-person shareholder meetings, but did not address virtual shareholder meetings. The Company has no current intention to hold virtual shareholder meetings, but reserves the right to do so in the future.

Annual Meeting (Section 2.2). The amendments to this section consist of non-substantive drafting clarifications.

Special Meetings (Section 2.3). This section was amended to remove the ability of the secretary to call a special meeting, unless directed by holders of a majority of the shares of capital stock of the Company entitled to vote in an election of directors. In addition, in the event stockholders call a special meeting, the stockholders must now provide the information required by the Company’s advance-notice by-law (Section 2.12). The previous by-law did not address this matter. Finally, the amendments clarify that the Board of Directors is permitted to submit matters for consideration by the stockholders at special meetings called by the stockholders.

Fixing Record Date (Section 2.4). This section was updated to conform to the Delaware General Corporation Law. In addition, a procedural step was added requiring that stockholders seeking to act by written consent must apply to the Board of Directors for a record date.

Notice of Meetings of Stockholders; Waivers of Notice (Section 2.5). This section was updated to address remote communication for stockholders and proxy holders, to specify procedures for giving notice of adjourned meetings to stockholders and to provide clarification for waivers of notice.

List of Stockholders (Section 2.6). The Company’s previous by-law provided for the production of a list of stockholders entitled to vote at a meeting and procedures for stockholders in attendance to examine the list. The new by-law also provides access to the list of stockholders for meetings which are held solely by means of remote communication.

Quorum of Stockholders; Adjournment (Section 2.7). This section was amended to permit the Board or the Chairman to adjourn meetings, and to remove the ability of stockholders to adjourn a meeting at which a quorum is present.

Voting; Proxies (Section 2.8). The amendments to this section consist of non-substantive drafting clarifications. In addition this section was amended to clarify that any director vacancy resulting from a resignation pursuant to the majority-voting standard for director elections may be either filled in accordance with the By-Laws or the size of the Board may be reduced.

Selection and Duties of Inspectors at Meetings of Stockholders (Section 2.9). The Company’s previous by-law required the Board to appoint inspectors in advance of a meeting of stockholders and provided a list of duties to be performed by inspectors. The new by-law requires the Company to select inspectors in advance of the meeting and updates the list of duties to conform with the statutory language of the Delaware General Corporation Law.

Organization (Section 2.10). This section was amended to remove the right of stockholders to choose the chairman or secretary of a meeting of stockholders when the designated officers are not present and provide the Board that right. The Company’s previous by-law designated certain officers as the chairman or the secretary of a meeting of stockholders, and provided stockholders the right to select a chairman or a secretary in the absence of all designated officers.

Order of Business (Section 2.11). This section was amended to remove the right of stockholders to change the order of business at a meeting, and to clarify that the chairman of a meeting of stockholders has the power to enforce the rules of the meeting.

Nomination of Directors and Proposal of Other Business (Section 2.12). This section was amended to modernize the Company’s advance notice by-law by adding an advance notice requirement for proposals of business (other than the election of directors, which was covered prior to the amendment) and increasing the information required from proposing stockholders and their director nominees. Provisions relating to business other than the election of directors will not apply until the 2019 annual meeting.

A stockholder proposing business (other than stockholder proposals pursuant to the Securities and Exchange Commission’s Rule 14a-8) is now required to provide the Company notice of the proposal by the same deadline as a stockholder nominating directors. The notice must include a brief description of the proposed business to be brought before the meeting, the reason for conducting the proposed business and any material interest of the stockholder in the proposed business.

The following new information items are required in a stockholder’s notice to the Company as to each stockholder-nominated director nominee:

•
A description of all compensation agreements during the past three years among the nominating stockholder and/or its affiliates or associates or others acting in concert with the nominating stockholder and the proposed director nominee and/or his or her affiliates or associates or others acting in concert with the nominee;

•	A completed directors & officers questionnaire;

•	A written representation and agreement that the nominee intends to serve the full term for which the nominee is standing for election;

•	A written representation that the nominee is not and will not become a party to any voting commitment as to how such nominee will act or vote on any issue unless disclosed to the Company;

•	A written representation that the nominee is not and will not become a party to any voting commitment that could interfere with his or her ability to comply with his or her fiduciary duties;

•
A written representation that the nominee is not and will not become a party to any third-party compensation agreement in connection with his or her candidacy or service as a director unless disclosed to the Company; and

•	A written representation that, if elected, the nominee would be in compliance with the Company’s publicly disclosed policies and guidelines applicable to directors.

The following new information items are now required in a stockholder’s notice to the Company as to the stockholder making the nomination or proposal:

•
A description of any agreement among the stockholder, beneficial owner, their respective affiliates or associates or others acting in concert therewith and any other person in connection with the nomination or proposal of business;

•
A description of any derivative or similar arrangement that has been entered into to manage the effect of share price changes or increase or decrease the voting power of the stockholder, beneficial owner and/or any of their respective affiliates, associates or others acting in concert therewith with respect to the Company’s securities;

•
A description of any proxy pursuant to which the stockholder, beneficial owner and/or any of their respective affiliates, associates or others acting in concert therewith have a right to vote any shares of capital stock;

•	A representation as to whether the stockholder or beneficial holder is part of a group that intends to deliver a proxy to stockholders or otherwise solicit proxies; and

•	Any other information that the Company may reasonably request to determine whether the proposed item is a proper matter for stockholder action.

In addition, stockholders proposing business and nominating directors are now required to update the notice information provided to the Company as of the record date and as of ten business days prior to the meeting date.

Directors (Article 3).

General Powers (Section 3.1). The amendments to this section consist of non-substantive drafting clarifications.

Number; Qualification; Term of Office (Section 3.2). This section was amended for clarity. The amendment moved the existing provision that a vote by a majority of the “Whole

Board” (the number of directors which the Board would have if there were no vacancies) is required to change the authorized number of directors from Article 15 (Amendments) to this section.

Newly Created Directorships and Vacancies (Section 3.3). The amendments to this section, formerly Section 3.4, consist of non-substantive drafting clarifications. Former Section 3.3 was unnecessary as it simply referenced Section 2.8, and was therefore deleted.

Resignations (Section 3.4). The amendments to this section, formerly Section 3.5, permit directors to resign by email or other electronic transmission. In addition, the amendments to this section provide that resignation takes effect upon receipt of notice unless a later time is specified. The Company’s previous by-law provided that resignation takes effect at the time specified within the notice.

Removal of Directors (Section 3.5). This section, formerly Section 3.6, was updated to conform to the Delaware General Corporation Law. The Company’s previous by-law permitted directors to be removed by a vote of stockholders. The new by-law clarifies that directors may be removed by a vote of the holders of a majority of the shares of capital stock of the Company entitled to vote in an election of directors.

Remuneration (Section 3.6). The amendments to this section, formerly Section 3.7, consist of non-substantive drafting clarifications.

Place and Time of Meetings of the Board (Section 3.7). The amendments to this section, formerly Section 3.8, consist of non-substantive drafting clarifications.

Annual Meetings (Section 3.8). This section, formerly Section 3.9, was amended to provide additional flexibility in scheduling the annual Board of Directors meeting.

Regular Meetings (Section 3.9). This section, formerly Section 3.10, was amended to provide the Board of Directors with flexibility to schedule regular meetings on days that are not business days. The Company’s previous by-law required regular meetings to be held during business days.

Special Meetings (Section 3.10). The amendments to this section, formerly Section 3.11, consist of non-substantive drafting clarifications.

Waiver of Notice (Section 3.12). The amendments to this section, formerly Section 3.13, consist of non-substantive drafting clarifications.

Organization (Section 3.13). This section, formerly Section 3.14, was amended to provide greater flexibility in appointing the secretary of a meeting. The Company’s previous by-law permitted the appointment of a secretary for the meeting only in the absence of both the secretary and the assistant secretary. The new by-law permits the appointment of a secretary as long as the secretary is absent.

Action by the Board or Committees (Section 3.15). This section, formerly Section 3.16, was amended to clarify that directors act only as a board and not in their individual capacities.

Committees of the Board (Article 4).

Executive Committee; Appointment, Term of Office, etc. (Section 4.1). This section was amended to permit committee members to resign by email or other electronic transmission, to specify when committee member resignations take effect, to require Board of Directors updates only at regular meetings, to provide greater flexibility in appointing the secretary of a meeting and to reflect non-substantive drafting clarifications. The Company’s previous by-law only addressed written notices of resignation, did not address when committee member resignations would take effect, required Board of Director updates at both regular and special meetings and required the absence of both the secretary and the assistant secretary before appointing a secretary for the meeting.

Additional Committees of the Board (Section 4.2). This section was amended to clarify that a committee charter adopted by the Board of Directors may set forth the composition of a committee, to permit committee members to resign by email or other electronic transmission and specify when committee member resignations take effect, to provide greater flexibility in appointing the secretary of a meeting and to reflect non-substantive drafting clarifications. The Company’s previous by-law only addressed written notices of resignation, did not address when committee member resignations would take effect and required the absence of both the secretary and the assistant secretary before appointing a secretary for the meeting.

Other Committees (Section 4.3). This section was amended to clarify that the Board of Directors may appoint non-board committees. The Company’s previous by-law only permitted the president to appoint non-board committees.

Officers (Article 5).

Officers (Section 5.1). This section was amended to remove the statement that officers may be required to give a bond for the performance of their duties, to move provisions relating to the term of office of officers to Section 5.2 and to reflect non-substantive drafting clarifications.

Term of Office (Section 5.2). This section reflects provisions relating to the term of office for officers previously located in Section 5.1.

Additional Officers (Section 5.3). This section was added to give the president explicit authority to appoint and remove additional officers.

Removal of Officers (Section 5.4). This section, formerly Section 5.2, was amended to provide the president and superior officers designated by the Board of Directors the authority to remove officers, other than Board-elected officers. The Company’s previous by-law only provided the Board of Directors with the authority to remove officers.

Resignations (Section 5.5). This section, formerly Section 5.3, was amended to permit officers to resign by email or other electronic transmission. The Company’s previous by-law only addressed written notices of resignation.

Vacancies (Section 5.6). The amendments to this section, formerly Section 5.4, consist of non-substantive drafting clarifications.

Compensation (Section 5.7). This section, formerly Section 5.5, was amended to clarify that a Board committee can set compensation for officers.

Chairman of the Board (Section 5.8). This section, formerly Section 5.6, was amended to provide additional flexibility with respect to required corporate signatories, and to remove the requirement that in case of any meeting where both co-chairmen are present, the more senior co-chairman presides.

President and Chief Executive Officer (Section 5.9). This section, formerly Section 5.7, was amended to update the description of job responsibilities and to provide additional flexibility with respect to required corporate signatories.

Chairman of the Executive Committee (Section 5.10). The amendments to this section, formerly Section 5.8, consist of non-substantive drafting clarifications.

Vice Presidents (Section 5.11). This section, formerly Section 5.9, was amended to provide additional flexibility with respect to required corporate signatories.

Secretary (Section 5.12). This section, formerly Section 5.10, was amended to update the description of job responsibilities and to provide additional flexibility with respect to required corporate signatories.

Treasurer (Section 5.13). This section, formerly Section 5.11, was amended to update the description of job responsibilities and to provide additional flexibility with respect to required corporate signatories.

Assistant Secretaries and Assistant Treasurers (Section 5.14). This section, formerly Section 5.12, was amended to update the description of job responsibilities and to provide additional flexibility with respect to required corporate signatories.

Contracts, Checks, Drafts, Bank Accounts, Etc. (Article 6).

Execution of Contracts (Section 6.1). The amendments to this section consist of non-substantive drafting clarifications.

Loans (Section 6.2). This section was amended to provide additional flexibility with respect to required corporate signatories.

Checks, Drafts, Etc. (Section 6.3). The amendments to this section consist of non-substantive drafting clarifications.

Deposits (Section 6.4). This section was amended to provide additional flexibility with respect to required corporate signatories.

Stocks and Dividends (Article 7).

Certificates; Uncertificated Shares (Section 7.1). This section was amended to provide additional flexibility with respect to required corporate signatories. In addition, an unnecessary paragraph regarding the content of stock certificates was deleted, since the matter is covered by the Delaware General Corporation Law.

Transfer of Shares (Section 7.2). This section was updated to cover uncertificated shares, to note that the Company may require a signature guarantee and to eliminate unnecessary provisions.

Lost, Stolen and Destroyed Certificates (Section 7.4). This section was updated to conform to the Delaware General Corporation Law. The Company’s previous by-law required the stockholder to immediately notify the Company and to provide proof in the event of lost, stolen or destroyed certificates. The new by-law removes the requirement that the stockholder must immediately notify or provide proof of the loss.

Regulations (Section 7.5). This section was amended to allow the Company to make share transfer and registration regulations without the necessity of Board action.

Former Section 7.6, concerning restrictions on transfers of stock, was deleted as unnecessary because it is covered by the Delaware General Corporation Law.

Fractional Shares (Section 7.7). The amendments to this section, formerly Section 7.8, consist of non-substantive drafting clarifications.

Indemnification and Advancement of Expenses (Article 8).

Right to Indemnification (Section 8.1). This section was amended to expand the Company’s indemnification obligations. The Company’s previous by-law indemnified to the fullest extent permitted by law directors and officers who are party to legal proceedings by reason of the fact that they were directors or officers of the Company. The new by-law extends the indemnification to include directors and officers of the Company who are party to legal proceedings by reason of the fact that they are serving at the request of the Company as a director, committee member, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust, nonprofit entity or other enterprise as well as to legal representatives of the individuals indemnified by Article 8’s indemnity (“covered persons”). This section was also amended to exclude legal proceedings commenced by a covered person from the Company’s indemnity obligation unless the proceeding was authorized by the Board of Directors.

Advancement of Expenses (Section 8.2). This section was added to include a provision requiring the Company to advance legal expenses incurred by a covered person in defending any proceeding in advance of its final disposition, subject to reimbursement if it is ultimately determined that the covered person was not entitled to indemnification.

Claims (Section 8.3). This section was amended to require the Company to pay claims for advancement of expenses within 30 days of receipt and to pay claims for indemnification under Article 8 within 60 days of receipt.

Non-Exclusivity of Rights (Section 8.4). This section was added to clarify that the indemnification rights provided by Article 8 are not exclusive of any other indemnification rights of a covered person.

Other Sources (Section 8.5). This section was added to provide that the Company’s indemnification obligations for covered persons who are party to legal proceedings because they are serving at its request as a director, committee member, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust, nonprofit entity or other enterprise are to be reduced by the amount the covered person may collect from the other source.

Survival (Section 8.6). This section was added to specify that the Article 8 indemnity is a contract right that will continue as to any covered person who dies or ceases to be a director or officer of the Company.

Amendment or Repeal (Section 8.7). This section was added to provide that a covered person’s existing indemnity right arising from facts existing prior to an amendment of Article 8 will not be impaired if Article 8 is amended.

Other Indemnification and Advancement of Expenses (Section 8.8). This section was added to clarify that Article 8 does not limit the Company’s ability to indemnify and to advance expenses to persons other than covered persons.

Insurance (Section 8.9). This section was added to clarify that the Company may purchase insurance to cover its indemnification obligations pursuant to Article 8 as well as to cover other liabilities.

Books and Records (Article 9).

Books and Records (Section 9.1). This section was amended to clarify that the Company is entitled to treat the record holder as the stockholder unless otherwise required by law.

Form of Records (Section 9.2). This section was updated to conform to the Delaware General Corporation Law. The Company’s previous by-law referenced particular examples of permissible information storage devices. The new by-law modernizes the language and instead permits any information storage devices or methods that can be converted into legible written form within a reasonable time.

Inspection of Books and Records (Section 9.3). The amendments to this section consist of non-substantive drafting clarifications.

Voting of Shares Held (Article 12).

The amendments to this article consist of non-substantive drafting clarifications.

Forum Selection (Article 14).

This article was added to provide an “exclusive forum” provision. Unless the Company consents otherwise, Article 14 designates Delaware as the exclusive forum for litigation consisting of derivative actions, actions asserting a breach of fiduciary duty, actions under the Delaware General Corporation Law or the Company’s charter or by-laws and actions asserting claims under the internal affairs doctrine (collectively, “covered litigation”).

The Board of Directors believes that adoption of this exclusive-forum provision should benefit the Company by allowing it to reduce litigation costs in the event of covered litigation by avoiding litigating similar or identical claims in multiple jurisdictions. In addition, the exclusive-forum provision would allow the Company to choose Delaware courts, which have particular expertise in the subject matters of the covered litigation, as the venue for these types of lawsuits.

Amendments (Article 15).

The amendments to this article consist of non-substantive drafting clarifications.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.02	By-laws of Loews Corporation, as amended and restated as of February 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOEWS CORPORATION
(Registrant)

Dated: February 13, 2018	By:	/s/ Marc A. Alpert
Marc A. Alpert
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

3.02	By-laws of Loews Corporation, as amended and restated as of February 13, 2018.